Exhibit (2)(j)(2)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING Value Choice Fund

ING FUNDS TRUST
ING Classic Money Market Fund
ING Floating Rate Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING Institutional Prime Money Market Fund
ING Intermediate Bond Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST
ING American Funds Asset Allocation Portfolio[1]
ING American Funds Bond Portfolio[1]
ING American Funds Growth Portfolio[1]
ING American Funds Growth-Income Portfolio[1]
ING American Funds International Portfolio[1]
ING American Funds World Allocation Portfolio
ING Artio Foreign Portfolio[1]
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio[1]
ING BlackRock Large Cap Value Portfolio[1]
ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio[1]
ING DFA Global All Equity Portfolio
ING DFA Global Allocation Portfolio
ING FMRSM Diversified Mid Cap Portfolio[1]
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio[1]
ING Franklin Templeton Founding Strategy Portfolio
ING Global Resources Portfolio[1]
ING Goldman Sachs Commodity Strategy Portfolio
ING Janus Contrarian Portfolio[1]
ING JPMorgan Emerging Markets Equity Portfolio[1]
ING JPMorgan Small Cap Core Equity Portfolio[1]
ING Large Cap Growth Portfolio
ING Limited Maturity Bond Portfolio[1]
ING Liquid Assets Portfolio[1]
ING Lord Abbett Growth and Income Portfolio[1]
ING Marsico Growth Portfolio[1]
ING Marsico International Opportunities Portfolio
ING MFS Total Return Portfolio[1]
ING MFS Utilities Portfolio
ING Oppenheimer Active Asset Allocation Portfolio
ING PIMCO High Yield Portfolio[1]
ING PIMCO Total Return Bond Portfolio[1]
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio[1]
ING Pioneer Mid Cap Value Portfolio[1]
ING Retirement Conservative Portfolio
ING Retirement Growth Portfolio
ING Retirement Moderate Growth Portfolio

1  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

Exhibit (2)(j)(2)(i)

ING Retirement Moderate Portfolio
ING T. Rowe Price Capital Appreciation Portfolio[1]
ING T. Rowe Price Equity Income Portfolio[1]
ING Templeton Global Growth Portfolio[1]
ING U.S. Stock Index Portfolio[1]
ING Van Kampen Growth and Income Portfolio[1]
ING Wells Fargo Health Care Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio

ING MAYFLOWER TRUST
ING International Value Fund

ING MUTUAL FUNDS
ING Asia-Pacific Real Estate Fund
ING Diversified International Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Global Bond Fund
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Opportunities Fund
ING Global Real Estate Fund
ING Global Value Choice Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Choice Fund
ING Russia Fund

ING PARTNERS, INC.
ING American Century Small-Mid Cap Value Portfolio
ING Baron Asset Portfolio
ING Baron Small Cap Growth Portfolio
ING Columbia Small Cap Value Portfolio
ING Davis New York Venture Portfolio
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Growth Portfolio
ING Fidelity® VIP Mid Cap Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2025 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2055 Portfolio
ING Index Solution Income Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Legg Mason ClearBridge Aggressive Growth Portfolio
ING Oppenheimer Global Portfolio
ING Oppenheimer Global Strategic Income Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio
ING Solution 2015 Portfolio
ING Solution 2025 Portfolio
ING Solution 2035 Portfolio
ING Solution 2045 Portfolio
ING Solution 2055 Portfolio
ING Solution Aggressive Growth Portfolio
ING Solution Conservative Portfolio
ING Solution Growth and Income Portfolio
ING Solution Growth Portfolio
ING Solution Income Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio
ING Thornburg Value Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING Van Kampen Comstock Portfolio
ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST
ING SPorts Core Fixed Income Fund

1  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

Exhibit (2)(j)(2)(i)

ING VARIABLE INSURANCE TRUST
ING GET U.S. Core Portfolio - Series 5
ING GET U.S. Core Portfolio - Series 6
ING GET U.S. Core Portfolio - Series 7
ING GET U.S. Core Portfolio - Series 8
ING GET U.S. Core Portfolio - Series 9
ING GET U.S. Core Portfolio - Series 10
ING GET U.S. Core Portfolio - Series 11
ING GET U.S. Core Portfolio - Series 12
ING GET U.S. Core Portfolio - Series 13
ING GET U.S. Core Portfolio - Series 14

ING VARIABLE PRODUCTS TRUST
ING International Value Portfolio
ING MidCap Opportunities Portfolio
ING SmallCap Opportunities Portfolio

ING BALANCED PORTFOLIO
ING Balanced Portfolio

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING SERIES FUND, INC.
Brokerage Cash Reserves
ING Alternative Beta Fund
ING Balanced Fund
ING Core Equity Research Fund
ING Corporate Leaders 100 Fund
ING Global Target Payment Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Money Market Fund
ING Small Company Fund
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund
ING Tactical Asset Allocation Fund
ING U.S. Government Money Market Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING Strategic Allocation Conservative Portfolio
ING Strategic Allocation Growth Portfolio
ING Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS
ING Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.
ING BlackRock Science and Technology Opportunities Portfolio
ING Euro STOXX 50® Index Portfolio
ING FTSE 100 Index® Portfolio
ING Hang Seng Index Portfolio
ING Index Plus LargeCap Portfolio
ING Index Plus MidCap Portfolio
ING Index Plus SmallCap Portfolio
ING International Index Portfolio
ING Japan TOPIX Index® Portfolio
ING Opportunistic Large Cap Portfolio
ING Russell Large Cap Growth Index Portfolio
ING Russell™ Large Cap Index Portfolio
ING Russell Large Cap Value Index Portfolio
ING Russell™ Mid Cap Index Portfolio
ING Russell Mid Cap Growth Index Portfolio
ING Russell™ Small Cap Index Portfolio
ING Small Company Portfolio
ING U.S. Bond Index Portfolio
ING U.S. Government Money Market Portfolio
ING WisdomTreesm Global High-Yielding Equity Index Portfolio

1  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.